GREAT-WEST FUNDS, INC.

Great-West Large Cap Growth Fund

Institutional Class Ticker: MXGSX

Investor Class Ticker: MXLGX

(the “Fund”)

Supplement dated December 4, 2020 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”) for the Fund, each dated April 29, 2020, as supplemented.

Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”) currently serves as a Sub-Adviser to the Fund. On January 1, 2021 (the “Effective Date”), Amundi Pioneer will change its name to “Amundi Asset Management US, Inc.”

As of the Effective Date, all references to “Amundi Pioneer Asset Management, Inc.” and “Amundi Pioneer” are hereby deleted in their entirety and replaced with “Amundi Asset Management US, Inc.”

Additionally, effective immediately, Holly Fleiss, Larry H. Lee and Joseph Wilson have been added as portfolio managers to the Fund. The following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

The table titled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Name	Title	Portfolio Manager of Fund Since
Amundi
Andrew Acheson	Managing Director, Director of Growth, U.S.	2013
Paul Cloonan, CFA	Senior Vice President	2013
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Holly Fleiss	Executive Director	2020
Larry H. Lee	Managing Director	2020
Joseph Wilson	Managing Director	2020

Under the “JPMorgan” sub-section of the “Sub-Adviser” section on page 10 of the Prospectus, the following paragraphs are hereby incorporated:

•

Holly Fleiss, executive director, is a research analyst and portfolio manager within the U.S. Equity Group. Ms. Fleiss joined JPMorgan in 2012 and covers the heath care sector; she is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients. Ms. Fleiss holds a B.A. and M.A. in Psychological and Brain Sciences from The Johns Hopkins University.

•

Larry H. Lee, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. Mr. Lee joined JPMorgan in 2006 and covers the financials and business services sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector. He holds a B.A. in Economics from Stanford University and an M.B.A. from University of Chicago.

•	Joseph Wilson, managing director, is a research analyst and portfolio manager within the U.S. Equity Group.

Mr. Wilson joined JPMorgan in 2014 and covers the technology sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy and the lead portfolio manager on the JPMorgan U.S. Technology Strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the Large Cap Growth team from 2010 to 2014, and the Mid Cap Growth team in 2009. Prior to that, he worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure and security software. Mr. Wilson holds a B.A. in Finance from the University of St. Thomas and an M.B.A. from the University of St. Thomas Opus College of Business.

Under the “Other Accounts Managed” sub-section of the J.P. Morgan Investment Management Inc. section on page 63 of the SAI, the table related to other accounts managed by the portfolio managers is hereby deleted in its entirety and replaced with the following:

	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	4	$18,999	2	$1,147	8	$1,938	0	$0	0	$0	0	$0
Holly Fleiss**	4	$28,858	2	$2,251	17	$4,448	0	$0	0	$0	0	$0
Larry H. Lee**	4	$28,858	2	$2,251	17	$4,448	0	$0	0	$0	0	$0
Joseph Wilson**	4	$28,858	4	$5,886	20	$8,660	0	$0	0	$0	0	$0

* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

**The information is provided as of October 31, 2020

Under the “Ownership of Securities” section on page 65 of the SAI, the disclosure is hereby deleted in its entirety and replaced with the following:

“The portfolio managers did not own any shares of the Fund as of December 4, 2020.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary

Prospectus and SAI for the Fund, each dated April 29, 2020, as supplemented.

Please keep this Supplement for future reference.